Exhibit 10.26.2
     THIS AMENDMENT NO. 2 TO FACILITY AGREEMENT (this “Amendment”) is dated as of March 31, 2009 and made by and among:
(1)	Atlas Air, Inc., a Delaware corporation, as borrower (the “Borrower”);

(2)	Norddeutsche Landesbank Girozentrale, as the original lender (the “Original Lender”) and as the facility agent for and on behalf of the Lenders (the “Facility Agent”); and
WITNESSETH:
     WHEREAS, Borrower, Original Lender, Facility Agent and Bank of Utah, as security trustee, have entered into that certain Facility Agreement dated as of January 30, 2008 (as amended, the “Facility Agreement”);
     WHEREAS, Borrower, Original Lender, Facility Agent and DekaBank have entered into the Amendment No. 1 to Facility Agreement dated January 30, 2009 (“Amendment No. 1”);
     WHEREAS, Original Lender assigned part of its Total Commitment (as defined in the Facility Agreement) to DekaBank pursuant to a Transfer Certificate dated April 18, 2008, pursuant to which DekaBank became a Lender (as defined in the Facility Agreement);
     WHEREAS, DekaBank and Original Lender entered into a syndication side letter setting out the agreement among the Lenders that DekaBank’s rights and interest in the transaction solely relate to the Tranches (as defined in the Facility Agreement) relating to Aircraft 3, Aircraft 4 and Aircraft 5 (as defined in the Facility Agreement).
     WHEREAS, Borrower and the Lenders wish to amend the Facility Agreement in accordance with this Amendment;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
ARTICLE I
AMENDMENT TO FACILITY AGREEMENT
     1.1 Section 1.1 of the Facility Agreement. The definition of “Doric Trigger Event” set forth in Section 1.1 of the Facility Agreement (as amended by the Amendment No. 1) is amended by deleting such definition in its entirety and replacing and restating such definition, in its entirety, as follows
     “Doric Trigger Event” means the earlier to occur of either of the following:
     (i) Doric and Borrower shall have failed to enter into a sale and lease agreement in connection with the Doric Transaction and Doric shall not have submitted a fund prospectus with the German Bundesamt für Finanzdienstleistungsaufsicht on or prior to March 31, 2010 (the “New Deadline”); or
     (ii) prior to the New Deadline, Original Lender shall reasonably determine that either Doric or Borrower (or Doric and Borrower jointly) no longer wish to pursue the closing of the Doric Transaction; provided that Original Lender shall consult with Borrower for a period not to exceed 10 Business Days regarding such determination at least 30 days prior to such determination being effective.
ARTICLE II
MISCELLANEOUS
     2.1 Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to such terms in the Facility Agreement.
     2.2 Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto and except for the amendments expressly contained herein, no other changes or modifications or waivers to the Facility Agreement are intended or implied, and in all other respects the Facility Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Facility Agreement is inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.
     2.3 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
     2.4 GOVERNING LAW. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     2.5 Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.
[Signature page follows]

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by the duly authorized representatives of the parties hereto as of the day and year first above written.

ATLAS AIR, INC. as Borrower
By:
Name:
Title:

NORDDEUTSCHE LANDESBANK GIROZENTRALE as Original Lender and Facility Agent
By:
Name:
Title:

By:
Name:
Title: